[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

[graphic omitted]

                                        MFS(R) CAPITAL
                                        OPPORTUNITIES FUND
                                        ANNUAL REPORT o NOVEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 33
MFS' Year 2000 Readiness Disclosure ....................................... 35
Trustees and Officers ..................................................... 37
       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW
       EACH SECURITY AND EACH COMPANY PERSONALLY.


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the 12 months ended November 30, 1999, Class A shares of the Fund provided a total return of 38.59%, Class B shares 37.57%, Class C shares 37.59%, and Class I shares 38.93%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average capital appreciation fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 36.47%. The Fund's returns also compare to a 20.90% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

Q.  WHAT FACTORS LED TO THE FUND'S STRONG PERFORMANCE?

A. The Fund's wireless communications stocks provided exceptionally strong performance. Included in this group were some of the Fund's largest holdings, such as NEXTEL in the United States, Mannesmann in Germany, Bouygues in France, and NTT Mobile Communications Network in Japan. Wireless stocks moved to the forefront of the market due to higher-than-expected subscriber growth. In addition, many of these wireless communications service providers either started to offer or were on the cusp of offering data transmission. The prospect of customers accessing e-mail or the Internet over wireless handsets helped make these companies even more attractive. Telecommunications and cable equipment providers also fared well due to continued strong infrastructure spending. In this area, Fund holdings such as General Instrument, Motorola, and Corning were excellent performers.

Q.  WERE THERE OTHER AREAS THAT YOU LIKED?

A. Yes, technology, especially semiconductor and software stocks. On the semiconductor side, LSI Logic and Analog Devices were two companies that were boosted by an industry rebound that followed signs of an economic recovery in Asia. In addition, wireless communications equipment manufacturers had a steady appetite for the computer chips that enable their products. Some software stocks rebounded from difficulties they faced earlier in 1999 brought on by concerns that revenues would stagnate as companies cut back on software spending in preparation for potential year 2000 (Y2K) computer problems. However, many software companies proved resilient as Y2K approached, and the companies were meeting or beating earnings expectations. As a result, investor sentiment toward them became more positive because of a better outlook for next year. I'd also like to mention that I've recently added to the portfolio's investment in Microsoft. While its share price was beaten down in anticipation of the company's antitrust lawsuit, Microsoft has a solid new product line on deck for 2000, as well as a long history of strong performance. As a result, I believe it won't be long before the company resumes its preeminent position.

Q. INTERNET STOCKS RECEIVED A LOT OF PRESS FOR THE SENSATIONAL GAINS THEY'VE POSTED THIS YEAR. WHAT'S BEEN YOUR APPROACH WITH THIS INDUSTRY?

A. The stocks of many Internet companies have skyrocketed due to incredible market momentum. However, I don't make my investment decisions by following trends. Stocks are chosen for the Fund based on the value I believe they can offer and on thorough fundamental research into their prospects. Although Internet stock prices have climbed, many of these companies have never posted any earnings. As a result, it's nearly impossible to figure out how to appropriately value the stocks based on fundamental analysis or traditional research techniques. In addition, I've found that "dot.com" companies, particularly those that cater exclusively to consumers, have very questionable business models. If those businesses can't be sustained, then the stocks should plummet just as quickly as they have risen.

    This doesn't mean I haven't sought investment opportunities that are a play on the Internet theme. To the contrary, I've found many opportunities in companies that are involved in the explosive growth of this new tool, but with much sounder business fundamentals and quantifiable valuations. For example, the Fund owns stocks of companies that provide the networking infrastructure for the Internet, such as Cisco Systems, as well as radio broadcasting firms such as Infinity Broadcasting that I believe have benefited from all the "dot.com" advertising.

Q. BEYOND WIRELESS COMMUNICATIONS AND TECHNOLOGY, WHERE ELSE HAVE YOU FOUND INVESTMENT OPPORTUNITIES?

A. Before I answer that question, I feel it's important to point out that we've seen a two-tiered, momentum-based stock market for most of the year. Technology and wireless communications stocks enjoyed substantial gains, but stocks in many other sectors languished at low valuations despite positive fundamentals. With this backdrop, I've continued to pursue my basic investment approach: looking for companies that I feel offer solid earnings growth and whose stocks are selling at reasonable prices relative to alternatives within their sectors. While some of our investments have struggled a bit in this market environment, I remain comfortable with the long-term fundamentals I believe they offer.

    Oil services was one area that was attractive to me. Rising oil prices bolstered the performance of domestic oil services concerns such as BJ Services, Schlumberger, and Cooper Cameron. I believe that even if we see the price of oil soften from time to time, the prospects for this group should remain positive over the next couple of years. I also turned some of my focus to supermarkets, including Kroger, which I believe is a strong player in an industry experiencing considerable consolidation activity. Although supermarkets have generally suffered from fears related to Wal-Mart's plan to offer groceries and from hype regarding Internet-based grocery sales, I feel these fears are generally overblown and will subside. Another sector that caught my eye was insurance, including our investment in Lincoln National. For most of the period, insurance stocks were hurt by rising interest rates and regulatory concerns. That changed in the fourth quarter of 1999, when the U.S. Congress passed legislation eliminating many of the barriers that had existed among banks, insurance companies, brokerages, and other financial services companies. Insurance companies like Lincoln National rebounded because the market recognized their attractiveness as acquisition candidates for banks or other firms.

Q.  EVEN THOUGH THE FUND DID QUITE WELL, THERE MUST HAVE BEEN
    SOME DISAPPOINTMENTS.

A. I'd point out two stocks that hurt performance. The first was Rite-Aid, the drug store chain. Not only did this company overextend itself by trying to make too many acquisitions in too short a time period, but it's also suspected of committing accounting fraud. This holding was eliminated from the Fund. Another example came from Office Depot in the retail industry. Its stock faltered because investors became concerned that the office supplies industry had become saturated with too many alternatives. However, we feel the prospects for the company remain solid, so the Fund still owns a limited position.

Q.  WHAT'S YOUR OUTLOOK AS WE ENTER THE NEW MILLENNIUM?

A. For an investor like me who focuses on company fundamentals, the market has been hard to understand. It has been driven by momentum and speculation instead of the historically proven method of analyzing a company's business prospects and how they relate to the valuation of its stock. The main question at this point is: How sustainable is the current market environment? There is no easy answer, so I will continue to pursue my approach of looking for companies offering positive earnings growth at what I believe are reasonable valuations.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager


The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT AND PORTFOLIO MANAGER OF MFS CAPITAL OPPORTUNITIES FUND, MFS UTILITIES FUND, MFS UTILITIES SERIES AND MFS CAPITAL OPPORTUNITIES SERIES (BOTH PART OF MFS VARIABLE INSURANCE TRUST(SM)), AND THE UTILITIES SERIES AND CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS/ SUN LIFE ANNUITY PRODUCTS.

   MS. SHAUGHNESSY JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH, A GLOBAL, COMPANY-ORIENTED,
   BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JUNE 13, 1983

  CLASS INCEPTION:              CLASS A  JUNE 13, 1983
                                CLASS B  SEPTEMBER 7, 1993
                                CLASS C  APRIL 1, 1996
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $3.3 BILLION NET ASSETS AS OF NOVEMBER 30, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 1999)

                            MFS Capital
                           Opportunities         S&P 500
                          Fund -- Class A    Composite Index
                          ---------------    ---------------
               11/89          $ 9,425           $10,000
               11/91            9,576            11,617
               11/93           14,566            15,152
               11/95           21,032            20,973
               11/97           31,145            34,463
               11/99           52,747            51,523

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 1999 CLASS A

                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         +38.59%   +111.63%   +255.31%    +459.65%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                         +38.59%   + 28.39%   + 28.86%    + 18.79%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                         +30.62%   + 25.88%   + 27.34%    + 18.09%
--------------------------------------------------------------------------------

CLASS B
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         +37.57%   +106.99%   +241.80%    +432.82%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                         +37.57%   + 27.44%   + 27.87%    + 18.21%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                         +33.57%   + 26.82%   + 27.72%    + 18.21%
--------------------------------------------------------------------------------

CLASS C
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         +37.59%   +106.95%   +245.86%    +444.77%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                         +37.59%   + 27.44%   + 28.17%    + 18.47%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                         +36.59%   + 27.44%   + 28.17%    + 18.47%
--------------------------------------------------------------------------------

CLASS I
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                         +38.93%   +113.02%   +257.64%    +463.32%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                         +38.93%   + 28.67%   + 29.03%    + 18.87%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Average capital appreciation fund+     +36.47%   + 18.63%   + 20.11%    + 13.68%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index#                               +20.90%   + 24.32%   + 27.47%    + 17.81%
--------------------------------------------------------------------------------
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

            UTILITIES & COMMUNICATIONS                    26.5%
            TECHNOLOGY                                    26.0%
            LEISURE                                       13.0%
            FINANCIAL SERVICES                             8.9%
            CONGLOMERATES, SPECIAL PRODUCTS/SERVICES       5.3%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.3%               CORNING, INC.  1.8%
Security systems, packaging, and            Communications technology company
electronic equipment conglomerate
                                            BROADWING, INC.  1.4%
MICROSOFT CORP.  3.2%                       Telecommunications company
Computer software and systems company
                                            MCI WORLDCOM, INC.  1.4%
MANNESMANN AG  2.4%                         Telecommunications company
German industrial and telecommunications
  company                                   AES CORP.  1.3%
                                            Electric utility company
INFINITY BROADCASTING CORP.  2.1%
Radio broadcast company                     NOKIA CORP.  1.3%
                                            Finnish mobile telecommunications
KROGER CO.  2.0%                              company
Supermarket company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1999

Stocks - 95.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 74.7%
  Advertising - 1.3%
    Outdoor Systems, Inc.*                                            587,700           $   26,152,650
    Young & Rubicam, Inc.                                             321,300               16,767,844
                                                                                        --------------
                                                                                        $   42,920,494
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.9%
    Chase Manhattan Corp.                                             175,700           $   13,572,825
    Providian Financial Corp.                                         184,600               14,606,475
                                                                                        --------------
                                                                                        $   28,179,300
------------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    International Business Machines Corp.                              87,700           $    9,038,581
    Texas Instruments, Inc.                                           263,000               25,264,438
                                                                                        --------------
                                                                                        $   34,303,019
------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Adelphia Business Solutions*                                      529,700           $   16,553,125
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Microsoft Corp.*                                                1,107,500           $  100,834,414
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                                        192,500           $   16,085,781
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.2%
    BMC Software, Inc.*                                               574,600           $   41,838,062
    Computer Associates International, Inc.                           347,900               22,613,500
    Compuware Corp.*                                                  692,600               23,418,538
    Etec Systems, Inc.*                                               365,450               15,714,350
    Oracle Corp.*                                                     550,550               37,334,172
    Unisys Corp.*                                                     570,800               16,410,500
    VERITAS Software Corp.*                                           166,150               15,213,109
                                                                                        --------------
                                                                                        $  172,542,231
------------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    Tyco International Ltd.                                         2,625,062           $  105,166,546
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Galileo International, Inc.                                       321,500           $   10,288,000
------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Smurfit-Stone Container Corp.*                                    348,100           $    6,679,169
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Honeywell, Inc.                                                   170,900           $   19,130,119
------------------------------------------------------------------------------------------------------
  Electronics - 4.9%
    Agilent Technologies, Inc.*                                        62,870           $    2,652,328
    Altera Corp.*                                                     322,500               17,374,688
    Analog Devices, Inc.*                                             612,410               35,175,299
    Intel Corp.                                                       428,800               32,883,600
    LSI Logic Corp.*                                                  533,800               32,261,537
    Novellus Systems, Inc.*                                           249,200               20,465,550
    Teradyne, Inc.*                                                   483,500               21,062,469
                                                                                        --------------
                                                                                        $  161,875,471
------------------------------------------------------------------------------------------------------
  Entertainment - 6.9%
    CBS Corp.*                                                        630,100           $   32,765,200
    Comcast Corp., "A"                                                821,200               37,107,975
    Harrah's Entertainment, Inc.*                                   1,285,085               35,500,473
    Hearst-Argyle Television, Inc.*                                   817,000               17,769,750
    Infinity Broadcasting Corp.*                                    1,845,300               67,238,119
    MediaOne Group, Inc.*                                             100,800                7,988,400
    Time Warner, Inc.                                                 471,550               29,088,740
                                                                                        --------------
                                                                                        $  227,458,657
------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Associates First Capital Corp., "A"                               846,100           $   28,132,825
    Citigroup, Inc.                                                   491,800               26,495,725
    Federal Home Loan Mortgage Corp.                                  345,300               17,049,188
    Franklin Resources, Inc.                                          253,500                7,969,406
                                                                                        --------------
                                                                                        $   79,647,144
------------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    AXA Financial, Inc.                                             1,017,300           $   34,206,712
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.5%
    Bowater, Inc.                                                     372,600           $   18,257,400
    Jefferson Smurfit Corp.                                         6,251,200               16,644,750
    Weyerhaeuser Co.                                                  238,300               14,595,875
                                                                                        --------------
                                                                                        $   49,498,025
------------------------------------------------------------------------------------------------------
  Insurance - 3.8%
    CIGNA Corp.                                                       437,617           $   35,993,998
    Hartford Financial Services Group, Inc.                           727,676               33,973,373
    Hartford Life, Inc., "A"                                          129,800                5,808,550
    Lincoln National Corp.                                            957,400               39,911,613
    Nationwide Financial Services, Inc., "A"                          257,291                9,246,395
                                                                                        --------------
                                                                                        $  124,933,929
------------------------------------------------------------------------------------------------------
  Internet
    Deltathree.com, Inc.*                                               2,720           $       79,730
------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Eaton Corp.                                                       204,900           $   15,866,944
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    American Home Products Corp.                                      583,900           $   30,362,800
    Boston Scientific Corp.*                                          927,200               19,587,100
    Pharmacia & Upjohn, Inc.                                          653,100               35,716,406
                                                                                        --------------
                                                                                        $   85,666,306
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Medtronic, Inc.                                                   215,600           $    8,381,450
    United Healthcare Corp.                                           223,143               11,589,490
                                                                                        --------------
                                                                                        $   19,970,940
------------------------------------------------------------------------------------------------------
  Oil Services - 1.8%
    Cooper Cameron Corp.*                                             377,900           $   16,202,462
    Noble Drilling Corp.*                                             695,600               19,389,850
    Schlumberger Ltd.                                                 139,900                8,402,744
    Weatherford International, Inc.*                                  430,000               15,023,125
                                                                                        --------------
                                                                                        $   59,018,181
------------------------------------------------------------------------------------------------------
  Oils - 3.2%
    Atlantic Richfield Co.                                            158,100           $   15,236,888
    Coastal Corp.                                                     726,100               25,595,025
    Conoco, Inc.                                                    1,010,100               26,451,994
    Conoco, Inc., "A"                                                 667,000               17,550,437
    EOG Resources, Inc.                                             1,081,000               19,998,500
                                                                                        --------------
                                                                                        $  104,832,844
------------------------------------------------------------------------------------------------------
  Photographic Products - 0.3%
    Polaroid Corp.                                                    592,700           $   11,409,475
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Knight-Ridder, Inc.                                               242,900           $   13,253,231
    Meredith Corp.                                                    333,200               12,599,125
    Scripps (E.W.) Howard, Inc., "A"                                  181,500                8,439,750
    Tribune Co.                                                       418,600               20,118,963
                                                                                        --------------
                                                                                        $   54,411,069
------------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Kansas City Southern Industries, Inc.                             149,000           $    8,874,813
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Wendy's International, Inc.                                       912,570           $   20,133,576
------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Tandy Corp.                                                       107,500           $    8,237,188
------------------------------------------------------------------------------------------------------
  Stores - 2.6%
    BJ Services Co.                                                   432,400           $   15,079,950
    Costco Wholesale Corp.*                                           147,400               13,514,737
    CVS Corp.                                                         575,200               22,828,250
    Office Depot, Inc.*                                             1,316,000               14,640,500
    TJX Cos., Inc.                                                    761,700               19,947,019
                                                                                        --------------
                                                                                        $   86,010,456
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.8%
    Kroger Co.*                                                     3,002,730           $   63,995,683
    Safeway, Inc.*                                                    787,000               29,020,625
                                                                                        --------------
                                                                                        $   93,016,308
------------------------------------------------------------------------------------------------------
  Telecommunications - 16.5%
    Amdocs Ltd.*                                                      149,000           $    5,242,938
    ANTEC Corp.*                                                      332,900               18,642,400
    AT&T Corp.                                                        139,000                7,766,625
    BroadWing, Inc.                                                 1,518,898               44,237,904
    CenturyTel, Inc.                                                  140,800                6,476,800
    Cisco Systems, Inc.*                                              469,900               41,909,206
    Corning, Inc.                                                     606,200               56,793,362
    General Instrument Corp.*                                         427,700               28,014,350
    Global TeleSystems Group, Inc.*                                   300,400                9,594,025
    GTE Corp.                                                         202,800               14,804,400
    Insight Communications, Inc.*                                     356,800                8,830,800
    Level 3 Communications, Inc.*                                     292,400               19,828,375
    MCI WorldCom, Inc.*                                               528,800               43,725,150
    Metromedia Fiber Network, Inc., "A"*                              378,970               14,685,088
    Motorola, Inc.                                                    341,400               39,004,950
    Next Level Communications, Inc.                                        40                    2,583
    NEXTEL Communications, Inc.*                                      320,500               31,769,562
    Nortel Networks Corp.                                             266,000               19,684,000
    NTL, Inc.*                                                        407,025               37,115,592
    Partner Communications Co. Ltd.*                                1,545,300               28,974,375
    SBC Communications, Inc.                                          274,780               14,271,386
    Sprint Corp.                                                      105,600                7,326,000
    Sprint Corp. (PCS Group)*                                         354,200               32,497,850
    UnitedGlobalCom, Inc.*                                             14,900                1,552,394
    Winstar Communications, Inc.*                                     317,600               16,118,200
                                                                                        --------------
                                                                                        $  548,868,315
------------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    Union Pacific Corp.                                               291,100           $   13,699,894
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    AES Corp.*                                                        733,800           $   42,514,537
    Calpine Corp.*                                                    178,800               10,549,200
    CMS Energy Corp.                                                  942,100               31,324,825
                                                                                        --------------
                                                                                        $   84,388,562
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Union Pacific Resources Group, Inc.                               100,000           $    1,306,250
    Williams Cos., Inc.                                               964,464               32,550,660
                                                                                        --------------
                                                                                        $   33,856,910
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $2,478,643,647
------------------------------------------------------------------------------------------------------
Foreign Stocks - 20.8%
  Australia - 0.4%
    Cable & Wireless Optus (Telecommunications)                     5,734,200           $   14,952,500
------------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    Ace Ltd. (Insurance)                                              548,600           $    9,326,200
    RSL Communications, Ltd. (Telecommunications)*                    694,000               14,053,500
                                                                                        --------------
                                                                                        $   23,379,700
------------------------------------------------------------------------------------------------------
  Canada - 1.8%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                                     1,636,830           $   16,982,112
    AT&T Canada, Inc. (Telecommunications)*                           752,400               28,591,200
    Canadian National Railway Co. (Railroads)                         462,300               13,840,106
                                                                                        --------------
                                                                                        $   59,413,418
------------------------------------------------------------------------------------------------------
  Finland - 2.4%
    HPY Holding - HTF Holding Oyj Abp
      (Telecommunications)*                                           390,000           $   11,609,785
    Nokia Corp., ADR (Telecommunications)                             312,300               43,155,956
    Sonera Oyj (Telecommunications)                                   638,500               26,378,663
                                                                                        --------------
                                                                                        $   81,144,404
------------------------------------------------------------------------------------------------------
  France - 2.1%
    Bouygues S.A. (Construction)*                                      71,527           $   33,001,797
    France Telecom S.A. (Telecommunications)                           31,200                3,617,696
    Vivendi (Business Services)                                       403,400               32,307,632
                                                                                        --------------
                                                                                        $   68,927,125
------------------------------------------------------------------------------------------------------
  Germany - 2.7%
    Mannesmann AG (Conglomerate)                                      370,000           $   76,933,151
    MobilCom AG (Cellular Telephones)                                 169,600               11,789,002
                                                                                        --------------
                                                                                        $   88,722,153
------------------------------------------------------------------------------------------------------
  Greece - 0.7%
    Panafon S.A. (Telecommunications)*                              1,927,450           $   22,944,425
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.6%
    China Telecom Ltd. (Telecommunications)*                        3,006,000           $   16,063,482
    i-CABLE Communications Ltd. (Telecommunications and
      Cable)*                                                       1,487,000                2,288,134
                                                                                        --------------
                                                                                        $   18,351,616
------------------------------------------------------------------------------------------------------
  Italy - 0.8%
    Telecom Italia Mobile S.p.A. (Telecommunications)               3,561,100           $   27,982,137
------------------------------------------------------------------------------------------------------
  Japan - 3.1%
    Fast Retailing Co. (Retail)                                         8,600           $    3,211,794
    Hitachi Ltd. (Electronics)                                      1,853,000               25,677,936
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                        1,492               26,834,005
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                              1,190               41,869,287
    SOFTBANK CORP. (Internet)                                           5,100                3,694,054
                                                                                        --------------
                                                                                        $  101,287,076
------------------------------------------------------------------------------------------------------
  Netherlands - 2.1%
    KPNQwest N.V. (Internet)*                                              10           $          374
    Libertel N.V. (Cellular Telephones)*                            1,381,900               28,190,563
    STMicroelectronics Co. (Electronics)                              150,565               20,476,697
    United Pan - Europe Communications N.V
      (Telecommunications and Cable)*                                 205,500               20,184,525
                                                                                        --------------
                                                                                        $   68,852,159
------------------------------------------------------------------------------------------------------
  Poland - 0.1%
    Netia Holdings S.A., ADR (Telecommunications)*                    265,350           $    3,880,744
------------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Asia Pulp & Paper Co. Ltd., ADR (Consumer Goods and
      Services)*                                                    2,062,800           $   17,533,800
    Chartered Semiconductor Manufacturing Co., ADR
      (Electronics)*                                                   53,025                2,823,581
                                                                                        --------------
                                                                                        $   20,357,381
------------------------------------------------------------------------------------------------------
  Spain
    Terra Networks, S.A. (Internet)*                                   10,770           $      371,168
------------------------------------------------------------------------------------------------------
  Sweden - 1.3%
    Ericsson LM, "B" (Telecommunications)                             602,500           $   29,228,655
    Ericsson LM, ADR (Telecommunications)                             125,300                6,037,894
    NetCom AB (Telecommunications)*                                   171,500                8,884,599
                                                                                        --------------
                                                                                        $   44,151,148
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    Cable & Wireless Communications PLC
      (Telecommunications)*                                           555,500           $    6,244,111
    Capital Radio PLC (Broadcasting)                                  271,000                5,897,927
    COLT Telecom Group PLC (Telecommunications)*                      160,975                6,082,809
    COLT Telecom Group PLC, ADR (Telecommunications)*                 123,400               18,402,025
    NDS Group PLC, ADR*                                               236,010                7,168,804
    Thus PLC (Internet)*                                              256,310                1,601,950
                                                                                        --------------
                                                                                        $   45,397,626
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  690,114,780
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,623,242,713)                                          $3,168,758,427
------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.0%
------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.0%
  Telecommunications - 1.0%
    Decs Trust VI, 6.25%                                              452,900           $   17,125,281
    UnitedGlobalCom, Inc., 7.00%##                                    224,320               15,590,240
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $29,077,244)                       $   32,715,521
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 1/18/00                   $   34,400           $   34,146,816
    General Electric Capital Corp., due 12/01/99                       11,400               11,400,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   45,546,816
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,697,866,773)                                     $3,247,020,764

Other Assets, Less Liabilities - 2.1%                                                       71,200,301
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $3,318,221,065
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,697,866,773)        $3,247,020,764
  Investment of cash collateral for securities loaned, at
    value (identified cost, $25,787,500)                             25,787,500
  Cash                                                                   27,886
  Foreign currency, at value (identified cost, $64)                          61
  Receivable for Fund shares sold                                    19,849,368
  Receivable for investments sold                                   102,314,296
  Interest and dividends receivable                                   1,678,002
  Other assets                                                           16,664
                                                                 --------------
      Total assets                                               $3,396,694,541
                                                                 --------------
Liabilities:
  Payable for Fund shares reacquired                             $    3,961,674
  Payable for investments purchased                                  48,004,944
  Collateral for securities loaned, at value                         25,787,500
  Payable to affiliates -
    Management fee                                                      190,067
    Shareholder servicing agent fee                                      27,477
    Distribution and service fee                                        157,445
  Accrued expenses and other liabilities                                344,369
                                                                 --------------
      Total liabilities                                          $   78,473,476
                                                                 --------------
Net assets                                                       $3,318,221,065
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,258,206,438
  Unrealized appreciation on investments and translation
    of asset and
    liabilities in foreign currencies                               549,200,383
  Accumulated undistributed net realized gain on
    investments and
    foreign currency transactions                                   510,898,537
  Accumulated net investment loss                                       (84,293)
                                                                 --------------
      Total                                                      $3,318,221,065
                                                                 ==============
Shares of beneficial interest outstanding                         155,513,700
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $1,769,925,374 / 81,305,337 shares of
     beneficial interest outstanding)                               $21.77
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                               $23.10
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,204,159,027 / 57,811,149 shares of
     beneficial interest outstanding)                               $20.83
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $273,038,112 / 13,139,078 shares of
     beneficial interest outstanding)                               $20.78
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $71,098,552 / 3,258,136 shares of
     beneficial interest outstanding)                               $21.82
                                                                    ======
On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations
----------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1999
----------------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                                     $ 15,498,967
    Interest                                                                         5,006,048
    Foreign taxes withheld                                                            (251,425)
                                                                                  ------------
      Total investment income                                                     $ 20,253,590
                                                                                  ------------
  Expenses -
    Management fee                                                                $ 17,272,463
    Trustees' compensation                                                              89,237
    Shareholder servicing agent fee                                                  2,509,035
    Distribution and service fee (Class A)                                           3,296,699
    Distribution and service fee (Class B)                                           8,835,767
    Distribution and service fee (Class C)                                           1,809,019
    Administrative fee                                                                 274,622
    Custodian fee                                                                      673,256
    Printing                                                                           116,811
    Postage                                                                            253,527
    Auditing fees                                                                       32,948
    Legal fees                                                                          12,966
    Miscellaneous                                                                    1,275,383
                                                                                  ------------
      Total expenses                                                              $ 36,451,733
    Fees paid indirectly                                                              (197,214)
                                                                                  ------------
      Net expenses                                                                $ 36,254,519
                                                                                  ------------
        Net investment loss                                                       $(16,000,929)
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $571,108,332
    Foreign currency transactions                                                   (1,901,162)
                                                                                  ------------
      Net realized gain on investments and foreign currency transactions          $569,207,170
                                                                                  ------------
  Change in unrealized appreciation -
    Investments                                                                   $237,447,104
    Translation of assets and liabilities in foreign currencies                        741,041
                                                                                  ------------
      Net unrealized gain on investments and foreign currency translation         $238,188,145
                                                                                  ------------
        Net realized and unrealized gain on investments and foreign
      currency                                                                    $807,395,315
                                                                                  ------------
          Increase in net assets from operations                                  $791,394,386
                                                                                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                1999                  1998
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $  (16,000,929)       $   (5,478,906)
  Net realized gain on investments and foreign currency
    transactions                                                569,207,170           109,709,448
  Net unrealized gain on investments and foreign
    currency translation                                        238,188,145           162,624,370
                                                             --------------        --------------
    Increase in net assets from operations                   $  791,394,386        $  266,854,912
                                                             --------------        --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $         --          $     (909,560)
  From net investment income (Class I)                                 --                 (85,735)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (50,282,930)          (64,869,939)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (33,399,800)          (45,448,082)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (6,206,083)           (7,317,603)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (1,717,938)           (2,680,537)
  In excess of net investment income (Class A)                         --                (115,707)
  In excess of net investment income (Class I)                         --                 (10,907)
                                                             --------------        --------------
    Total distributions declared to shareholders             $  (91,606,751)       $ (121,438,070)
                                                             --------------        --------------
Net increase in net assets from Fund share transactions      $  885,928,107        $  469,594,593
                                                             --------------        --------------
      Total increase in net assets                           $1,585,715,742        $  615,011,435
Net assets:
  At beginning of period                                      1,732,505,323         1,117,493,888
                                                             --------------        --------------
  At end of period (including accumulated net
    investment loss of $84,293 and $68,048,
    respectively)                                            $3,318,221,065        $1,732,505,323
                                                             ==============        ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                               1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------
                                                   CLASS A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $16.60      $15.23      $13.34      $12.39      $ 9.44
                                                    ------      ------      ------      ------      ------
Income from investment operations# -
  Net investment income (loss)                      $(0.06)     $(0.01)     $ 0.07      $ 0.05      $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency                  6.13        3.02        2.97        2.04        3.64
                                                    ------      ------      ------      ------      ------
      Total from investment operations              $ 6.07      $ 3.01      $ 3.04      $ 2.09      $ 3.65
                                                    ------      ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                        $ --        $(0.03)     $(0.03)       --          --
  In excess of net investment income+++               --          --          --          --          --
  From net realized gain on investments
    and foreign currency transactions                (0.90)      (1.61)      (1.12)      (1.14)      (0.70)
                                                    ------      ------      ------      ------      ------
      Total distributions declared to
        shareholders                                $(0.90)     $(1.64)     $(1.15)     $(1.14)     $(0.70)
                                                    ------      ------      ------      ------      ------
Net asset value - end of period                     $21.77      $16.60      $15.23      $13.34      $12.39
                                                    ======      ======      ======      ======      ======
Total return(+)                                      38.59%      22.21%      24.96%      18.50%      41.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.18%       1.23%       1.29%       1.32%       1.35%
  Net investment income (loss)                      (0.33)%     (0.06)%      0.49%       0.43%       0.06%
Portfolio turnover                                     155%        123%        144%        112%        109%
Net assets at end of period (000
  Omitted)                                      $1,769,925    $923,779    $609,189    $427,478    $227,555

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+++ For the fiscal year ended November 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                               1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------
                                                   CLASS B
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $15.94      $14.77      $13.01      $12.15      $ 9.34
                                                    ------      ------      ------      ------      ------
Income from investment operations# -
  Net investment loss                               $(0.19)     $(0.12)     $(0.04)     $(0.04)     $(0.08)
  Net realized and unrealized gain on
    investments and foreign currency                  5.88        2.90        2.89        2.00        3.59
                                                    ------      ------      ------      ------      ------
      Total from investment operations              $ 5.69      $ 2.78      $ 2.85      $ 1.96      $ 3.51
                                                    ------      ------      ------      ------      ------
Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions                                      $(0.80)     $(1.61)     $(1.09)     $(1.10)     $(0.70)
                                                    ------      ------      ------      ------      ------
Net asset value - end of period                     $20.83      $15.94      $14.77      $13.01      $12.15
                                                    ======      ======      ======      ======      ======
Total return                                         37.57%      21.32%      24.03%      17.50%      40.53%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.93%       1.98%       2.04%       2.16%       2.17%
  Net investment loss                               (1.08)%     (0.81)%     (0.28)%     (0.33)%     (0.77)%
Portfolio turnover                                     155%        123%        144%        112%        109%
Net assets at end of period (000
  Omitted)                                      $1,204,159    $658,056    $411,640    $244,247     $46,068

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,          PERIOD ENDED
                                                         ------------------------------------    NOVEMBER 30,
                                                           1999           1998           1997           1996*
-------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $15.91         $14.74         $13.03         $12.00
                                                         ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                    $(0.19)        $(0.12)        $(0.04)        $(0.01)
  Net realized and unrealized gain on investments
    and foreign currency                                   5.87           2.90           2.88           1.04
                                                         ------         ------         ------         ------
      Total from investment operations                   $ 5.68         $ 2.78         $ 2.84         $ 1.03
                                                         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $ --           $ --           $(0.01)        $ --
  From net realized gain on investments and foreign
    currency transactions                                 (0.81)         (1.61)         (1.12)          --
                                                         ------         ------         ------         ------
      Total distributions declared to shareholders
                                                         $(0.81)        $(1.61)        $(1.13)        $ --
                                                         ------         ------         ------         ------
Net asset value - end of period                          $20.78         $15.91         $14.74         $13.03
                                                         ======         ======         ======         ======
Total return                                              37.59%         21.28%         24.02%          7.95%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.93%          1.98%          2.04%          2.11%+
  Net investment loss                                    (1.08)%        (0.82)%        (0.28)%        (0.17)%+
Portfolio turnover                                          155%           123%           144%           112%
Net assets at end of period (000 Omitted)              $273,038       $119,966        $66,148        $31,919

 * For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,        PERIOD ENDED
                                                                     --------------------------       NOVEMBER 30,
                                                                        1999               1998               1997*
------------------------------------------------------------------------------------------------------------------
                                                                     CLASS I
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                 $16.63             $15.26             $12.22
                                                                      ------             ------             ------
Income from investment operations# -
  Net investment income (loss)                                        $(0.02)            $ 0.03             $ 0.08
  Net realized and unrealized gain on investments and
    foreign currency                                                    6.14               3.01               2.96
                                                                      ------             ------             ------
      Total from investment operations                                $ 6.12             $ 3.04             $ 3.04
                                                                      ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                          $ --               $(0.05)            $ --
  In excess of net investment income                                    --                (0.01)              --
  From net realized gain on investments and foreign currency
    transactions                                                       (0.93)             (1.61)              --
                                                                      ------             ------             ------
      Total distributions declared to shareholders                                                               $
                                                                      $(0.93)            $(1.67)              --
                                                                      ------             ------             ------
Net asset value - end of period                                       $21.82             $16.63             $15.26
                                                                      ======             ======             ======
Total return                                                           38.93%             22.54%             24.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.92%              0.98%              1.01%+
  Net investment income (loss)                                         (0.09)%             0.20%              0.65%+
Portfolio turnover                                                       155%               123%               144%
Net assets at end of period (000 Omitted)                            $71,099            $30,705            $30,517

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 1999, the value of securities loaned was $194,295,373. These loans were collateralized by U.S. Treasury securities of $184,953,274 and cash of $25,787,500 which was invested in the following short-term obligation:

                                                    PRINCIPAL     AMORTIZED COST
                                                       AMOUNT          AND VALUE
--------------------------------------------------------------------------------
Salomon Smith Barney, Inc., due 12/01/99          $25,787,500        $25,787,500

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $194,984 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $2,230 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, accumulated net investment loss decreased by $15,984,684, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $56,860,322, and paid-in capital increased by $40,875,638 due to differences between book and tax accounting for distributions, currency transactions, and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $1.5 billion of average net assets                       0.75%
      Next $1.5 billion of average net assets                        0.65%
      Next $2 billion of average net assets                          0.625%
      Average net assets in excess of $5 billion                     0.60%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $38,104 for the year ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

      First $1 billion                        0.0150%
      Next $1 billion                         0.0125%
      Next $1 billion                         0.0100%
      In excess of $3 billion                 0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $834,097 for the year ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $170,001 for the year ended November 30, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $43,502 and $2,756 for Class B and Class C shares, respectively, for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1999, were $34,041, $999,984, and $50,896 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                 PURCHASES                   SALES
--------------------------------------------------------------------------------------------------
      U.S. government securities                            $   16,857,362          $   78,059,958
                                                            --------------          --------------
      Investments (non-U.S. government securities)          $4,352,258,519          $3,522,738,090
                                                            --------------          --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                                                $2,703,084,953
                                                                                    --------------
      Gross unrealized appreciation                                                 $  642,154,178
      Gross unrealized depreciation                                                    (98,218,367)
                                                                                    --------------
          Net unrealized appreciation                                               $  543,935,811
                                                                                    ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                        YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                                     -------------------------------        ------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          60,655,990       $1,113,353,629        36,339,434       $ 560,864,465
Shares issued to shareholders
  in reinvestment of
  distributions                       2,817,699           44,520,095         4,512,652          60,655,260
Shares reacquired                   (37,819,174)        (694,985,504)      (25,191,694)       (390,720,879)
                                    -----------       --------------       -----------       -------------
    Net increase                     25,654,515       $  462,888,220        15,660,392       $ 230,798,846
                                    ===========       ==============       ===========       =============

Class B Shares

                                        YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                                     -------------------------------        ------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          23,417,148       $  422,494,400        17,781,760       $ 267,116,086
Shares issued to shareholders
  in reinvestment of
  distributions                       1,867,778           28,447,087         2,911,355          37,856,715
Shares reacquired                    (8,750,628)        (155,932,476)       (7,292,329)       (108,644,391)
                                    -----------       --------------       -----------       -------------
    Net increase                     16,534,298       $  295,009,011        13,400,786       $ 196,328,410
                                    ===========       ==============       ===========       =============

Class C Shares

                                        YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                                      ------------------------------         -----------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           8,800,009       $  158,634,114         5,927,833       $  88,827,966
Shares issued to shareholders
  in reinvestment of
  distributions                         265,801            4,037,596           307,581           3,992,921
Shares reacquired                    (3,464,888)         (62,068,646)       (3,183,416)        (47,902,511)
                                    -----------       --------------       -----------       -------------
    Net increase                      5,600,922       $  100,603,064         3,051,998       $  44,918,376
                                    ===========       ==============       ===========       =============

Class I Shares

                                        YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                                    --------------------------------       -------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           1,730,802       $   33,350,277           338,798       $   5,383,070
Shares issued to shareholders
  in reinvestment of
  distributions                          67,587            1,068,553           129,735           1,741,578
Shares reacquired                      (386,105)          (6,991,018)         (622,642)         (9,575,687)
                                    -----------       --------------       -----------       -------------
    Net increase (decrease)           1,412,284       $   27,427,812          (154,109)      $  (2,451,039)
                                    ===========       ==============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1999, was $19,175. The Fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VII and Shareholders of MFS Capital Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Fund (a series of MFS Series Trust VII), including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 6, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $126,437,713 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 1999.

   FOR THE YEAR ENDED NOVEMBER 30, 1999, THE AMOUNT OF DISTRIBUTIONS ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 100%.

--------------------------------------------------------------------------------

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) Capital Opportunities Fund

TRUSTEES                                                SECRETARY
Richard B. Bailey - Private Investor;                   Stephen E. Cavan*
Former Chairman and Director (until 1991),              Assistant Secretary
MFS Investment Management(R)                            James R. Bordewick, Jr.*

J. Atwood Ives+ - Chairman and Chief Executive          CUSTODIAN
Officer, Eastern Enterprises (diversified services      State Street Bank and Trust Company
company)
                                                        AUDITORS
Lawrence T. Perera+ - Partner, Hemenway                 Deloitte & Touche LLP
& Barnes (attorneys)
                                                        INVESTOR INFORMATION
William J. Poorvu+ - Adjunct Professor, Harvard         For information on MFS mutual funds, call your
University Graduate School of Business                  financial consultant or, for an information kit,
Administration                                          call toll free: 1-800-637-2929 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time (or leave a
Charles W. Schmidt+ - Private Investor                  message anytime).

Arnold D. Scott* - Senior Executive                     INVESTOR SERVICE
Vice President, Director, and Secretary,                MFS Service Center, Inc.
MFS Investment Management                               P.O. Box 2281
                                                        Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management            For general information, call toll free:
                                                        1-800-225-2606 any business day from
Elaine R. Smith+ - Independent Consultant               8 a.m. to 8 p.m. Eastern time.

David B. Stone+ - Chairman,                             For service to speech- or hearing-impaired, call
North American Management Corp.                         toll free: 1-800-637-6576 any business day from 9
(investment advisers)                                   a.m. to 5 p.m. Eastern time. (To use this service,
                                                        your phone must be equipped with a
INVESTMENT ADVISER                                      Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                     For share prices, account balances, exchanges, or
Boston, MA 02116-3741                                   stock and bond outlooks, call toll free:
                                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
DISTRIBUTOR                                             touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                     WORLD WIDE WEB
Boston, MA 02116-3741                                   www.mfs.com

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) CAPITAL                                                      ------------
OPPORTUNITIES FUND                                                    BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MCO-2 01/00 200M 23/223/323/823